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                                                                    Exhibit 99.1

                        [Steel Dynamics, Inc. Letterhead]



March 28, 2003

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Steel Dynamics, Inc.
    Annual Report on Form 10-K (Year ending December 31, 2002)

To the Securities and Exchange Commission:

In connection with the Annual Report of Steel Dynamics, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Keith E. Busse, President and Chief Executive Officer of the Company, and Tracy L. Shellabarger, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 By:    /s/ Keith E. Busse*
       -------------------------------------------
                 Keith E. Busse
        President and Chief Executive Officer
                 March 28, 2003

By:    /s/ Tracy L. Shellabarger*
       -------------------------------------------
             Tracy L. Shellabarger
        Vice President and Chief Financial Officer
                 March 28, 2003

* A signed original of this written statement required by Section 906 has been provided to Steel Dynamics, Inc. and will be retained by Steel Dynamics, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.